EXHIBIT 99.2

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2011 and the condensed consolidated statement of operations for the three months ended March 31, 2012 give effect to the acquisition of Fluid Routing Solutions Holding Corp. (“FRS”), a leading manufacturer of industrial hose products and fuel filler and hydraulic fluid assemblies, by Park-Ohio Industries, Inc., a wholly owned subsidiary of Park-Ohio Holdings Corp. (the “Company”) effective March 23, 2012, as if it had occurred on January 1, 2011. The Company’s condensed consolidated statement of operations information for the year ended December 31, 2011 was derived from the consolidated statement of operations included in its Annual Report on Form 10-K for the year ended December 31, 2011 filed with the Securities and Exchange Commission. FRS’s statement of operations information for the year ended December 31, 2011 was derived from the audited statement of operations for the twelve months ended March 31, 2011 less the unaudited results of operations for the nine months ended December 31, 2010 plus the unaudited results of operations for the nine months ended December 31, 2011, included in Exhibit 99.1 to this Current Report on Form 8-K/A. The Company’s condensed consolidated statements of operations information for the three months ended March 31, 2012 was derived from its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012. FRS’s statement of operations information was derived from its unaudited statement of operations for the period from January 1, 2012 to March 23, 2012, the date of the consummation of the acquisition. The condensed consolidated balance sheet of the Company at March 31, 2012 included in the quarterly report on Form 10-Q reflects the consummation of the acquisition of FRS.

The unaudited pro forma condensed consolidated statement of operations contained herein include adjustments having a continuing impact on the consolidated company as a result of using the acquisition method of accounting for the transaction under ASC 805, “Business Combinations.” Under the acquisition method of accounting, the total purchase price is allocated to the tangible and intangible assets acquired and liabilities assumed in connection with the purchase, based on their estimated fair values as of the effective date of the purchase. The preliminary allocation of the purchase price was based upon management’s preliminary valuation of tangible and intangible assets acquired and liabilities assumed and such estimates and assumptions are subject to further adjustments as additional information becomes available and as additional analyses are performed.

The unaudited pro forma condensed consolidated financial information has been prepared by the Company’s management for illustrative purposes only and is not necessarily indicative of the condensed consolidated results of operations in future periods or the results that actually would have been realized had the Company and FRS been consolidated during the specified period. The pro forma adjustments are based upon assumptions that the Company believes are reasonable. The pro forma adjustments are based upon the information available at the time of the preparation of the unaudited pro forma condensed consolidated financial statements. These statements, including any notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the three months ended March 31, 2012 filed with the Securities and Exchange Commission.

PARK-OHIO HOLDINGS CORP. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)

(In Thousands, Except per Share Data)

	Year Ended December 31, 2011
	As Reported (1)	FRS (2)	Pro Forma Adjustments		Pro Forma
Net sales	$966,573	$185,499			$1,152,072
Cost of products sold	799,248	152,877			952,125

Gross profit	167,325	32,622			199,947
Selling, general and administrative expenses	105,582	12,018	2,000	(5)	119,600
Restructuring, asset impairment and other charges	5,359	4,473			9,832

Operating income	56,384	16,131	(2,000)		70,515
			755	(3)
Interest and other expenses	32,152	1,626	(977	)(4)	33,556

Income before income taxes	24,232	14,505	(1,778)		36,959
Income tax (benefit) expenses	(5,203)	3,383	(657	)(6)	(2,477)

Net income (loss)	$29,435	$11,122	$(1,121)		$39,436

Amounts per common share:
Basic	$2.54				$3.41
Diluted	$2.45				$3.29
Common shares used in the computation
Basic	11,580				11,580
Diluted	11,999				11,999

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

PARK-OHIO HOLDINGS CORP. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

(In Thousands, Except per Share Data)

	For the Three Months Ended March 31, 2012
	As Reported (7)	FRS (8)	Pro Forma Adjustments		Pro Forma
Net sales	$263,056	$50,869			$313,925
Cost of products sold	214,177	42,043			256,220

Gross profit	48,879	8,826			57,705
Selling, general and administrative expenses	28,745	3,218	500	(5)	32,463
Restructuring, asset impairment and other charges	-0-	11,755			11,755

Operating income (loss)	20,134	(6,147)	(500)		13,487

			189	(3)
Interest and other expenses	6,735	244	(82	)(4)	7,086

Income (loss) before income taxes	13,399	(6,391)	(607)		6,401
Income tax (benefit) expenses	4,443	(2,879)	(225	)(6)	1,339

Net income (loss)	$8,956	$(3,512)	$(382)		$5,062

Amounts per common share:
Basic	$.76				$.43
Diluted	$.74				$.42

Common shares used in the computation
Basic	11,787				11,787
Diluted	12,041				12,041

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

Park-Ohio Holdings Corp. and Subsidiaries

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(In Thousands)

1.	Transaction

Effective March 23, 2012, the Company completed the acquisition of FRS, a leading manufacturer of industrial hose products and fuel filler and hydraulic fluid assemblies, in an all cash transaction valued at $97,451.

The allocation of the purchase price to the fair values of the assets acquired and liabilities assumed as if the transaction had occurred on December 31, 2011 is presented below (in thousands). The purchase price allocations and pro forma adjustments are based on management’s preliminary valuation of the fair value of tangible and intangible assets acquired and liabilities assumed which are based on estimates and assumptions that are subject to change, the preliminary estimated purchase price is allocated as follows:

Cash and cash equivalents	$350
Accounts receivable	22,111
Inventories	13,018
Prepaid expenses and other current assets	4,384
Property, plant and equipment	21,521
Customer relationships	30,000
Trademarks and trade name	10,900
Other assets	1,611
Goodwill	49,130
Accounts payable	(16,182)
Accrued expenses	(14,882)
Deferred tax liability	(23,696)
Other long-term liabilities	(814)

Total purchase price	$97,451

2.	Pro Forma Adjustments

The pro forma adjustments included in the unaudited pro forma condensed consolidated financial statements are as follows:

1)	Represents the results of operations from the Consolidated Statements of Operations included in the Company’s Form 10-K for the year ended December 31, 2011.

2)	Represents the results of operations from the Consolidated Statements of Operations for the twelve months ended March 31, 2011 less the unaudited results of operations for the nine months ended December 31 2010 plus the unaudited results of operations for the nine months ended December 31, 2011 included in Exhibit 99.1 to this Current Report on Form 8-K/A.

3)	Represents interest expense on the term note payable to the bank.

4)	Represents interest expense on the revolving credit facility less interest expense from payment of FRS’s debt upon consummation of the acquisition.

5)	Represents amortization expense on the customer relationships.

6)	Represents tax benefit on adjustments 3, 4 and 5.

7)	Represents the results of operations from the Condensed Consolidated Statement of Income included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012.

8)	Represents the unaudited results of operations for the period from January 1, 2012 to March 23, 2012, the date of the consummation of the acquisition.